                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Manufacturers Investment Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                         Manufacturers Investment Trust
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                         MANUFACTURERS INVESTMENT TRUST

                           ---------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                       OF THE REAL ESTATE SECURITIES TRUST
                             AND THE BALANCED TRUST
                             TO BE HELD MAY 4, 2001

     The "Voting for Each Portfolio" section of the Manufacturers Investment Trust Proxy Statement dated April 6, 2001 for a special meeting of shareholders of the Real Estate Securities Trust and the Balanced Trust to be held May 4, 2001 is amended and restated as follows:

     Voting for Each Portfolio. Shares of a particular Portfolio vote separately on matters which pertain only to that Portfolio. Each of the Proposals will be voted on separately by shareholders of the relevant Portfolio.

     As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each of the Real Estate Securities Trust and the Balanced Trust is as follows:

                                      Votes held
                                      by Manulife    Votes held    Votes held by    Votes held by
                       Number of         North       by Manulife   Manufacturers    Manufacturers
Portfolio           Eligible Votes      America       New York        America           U.S.A.
-------------------------------------------------------------------------------------------------

Real Estate
Securities Trust      16,477,041       5,370,118       458,901       3,896,270        6,751,752
Balanced Trust        13,086,515       5,359,737       339,909       6,696,911          689,958



     Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each of the Real Estate Securities Trust and the Balanced Trust.

     As of the Record Date, the percentage ownership of the outstanding shares of each of the Real Estate Securities Trust and the Balanced Trust (by shareholder) is indicated below:

                               Manulife North    Manulife New    Manufacturers     Manufacturers
Portfolio                          America           York           America           U.S.A.
------------------------------------------------------------------------------------------------

Real Estate Securities Trust       32.59%           2.79%           23.65%            40.98%
Balanced Trust                     40.96%           2.60%           51.17%             5.27%


                  THE DATE OF THIS SUPPLEMENT IS APRIL 6, 2001.

                         MANUFACTURERS INVESTMENT TRUST
                               73 Tremont Street
                          Boston, Massachusetts 02108

                                                                   April 6, 2001

Dear Variable Annuity and Variable Life Contract Owners:

     In an effort to enhance the portfolios offered by Manufacturers Investment Trust (the "Trust"), Management has proposed (a) an amendment to the Trust's Advisory Agreement regarding the advisory fee for the Real Estate Securities Trust, (b) a change to the investment objective of the Real Estate Securities Trust and (c) an amendment to the subadvisory agreement for Manufacturers Adviser Corporation ("MAC") appointing MAC as subadviser to the Balanced Trust.

     To consider and vote on the proposals described in the enclosed Notice of Special Meeting of Shareholders of the Balanced and Real Estate Securities Trusts, a Special Meeting of such Shareholders will be held at 73 Tremont Street, Boston, Massachusetts 02108, on MAY 4, 2001 AT 10:00 A.M., EASTERN STANDARD TIME.

     We encourage you to read the attached materials in their entirety. The following is an overview of the proposals for which you are being asked to provide voting instructions.

PROPOSED INCREASE IN THE ADVISORY FEE FOR THE REAL ESTATE SECURITIES TRUST AND PROPOSED CHANGE TO THE INVESTMENT OBJECTIVE OF THE REAL ESTATE SECURITIES TRUST

     On April 5-6, 2001, the Board of Trustees of the Trust approved an amendment to the Advisory Agreement which would increase the advisory fee payable to Manufacturer Securities Services, LLC (the "Adviser") by the Real Estate Securities Trust to an annual rate of 0.80% for the first $200 million of the average daily value of the net assets of the Portfolio and 0.75% of the excess over $200 million.

     The purpose of increasing the advisory fee assessed on the Real Estate Securities Trust is to permit the Adviser to engage a new subadviser for the Real Estate Securities Trust. In connection with approving the amendment to the Advisory Agreement, the Board also approved a new subadvisory agreement between the Adviser and Cohen & Steers Capital Management, Inc. ("Cohen & Steers") with respect to the Real Estate Securities Trust and a change in the investment objective of the Real Estate Securities Trust to reflect the investment strategies of Cohen & Steers.

     You are not required to approve the new subadvisory agreement with Cohen & Steers since the Adviser has received an order from the Securities and Exchange Commission that permits it to appoint subadvisers (that are not affiliated with the Adviser) without shareholder approval of the subadvisory agreement. However, a condition of this order is that notice be sent to contract owners informing them of the new agreement. Therefore, the enclosed materials include information on the new Cohen & Steers subadvisory agreement.

     If approved by shareholders, the new investment objective of the Real Estate Securities Trust would be "to seek to achieve a combination of long-term capital appreciation and current income." We are requesting you to approve this change in investment objective so that the objective is consistent with anticipated investment style of Cohen & Steers for the Real Estate Securities Trust.

PROPOSAL TO APPOINT MANUFACTURERS ADVISER CORPORATION AS SUBADVISER TO THE BALANCED TRUST

     On April 5-6, 2001, the Board of Trustees of the Trust approved an amendment to the Subadvisory Agreement of Manufacturers Adviser Corporation ("MAC") appointing MAC as subadviser to the Balanced Trust after accepting the resignation of Founders Asset Management LLC as subadviser to this portfolio. MAC is an affiliate of the Adviser and is currently the subadviser to several of the other Trust portfolios. Approval of the MAC as the subadviser to the Balanced Trust will result in a decrease to the advisory fee of the Balanced Trust since the subadvisory fee which would be paid to MAC is lower.

                                    * * * *

     Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by The Manufacturers Life Insurance Company of North America ("Manulife North America"), The Manufacturers Life Insurance Company of New York ("Manulife New York") and The Manufacturers Life Insurance Company of America ("Manufacturers America") are invested in shares of one or more of the portfolios of the Trust through subaccounts of separate accounts established by Manulife North America, Manulife New York and Manufacturers America for such purposes. Since the value of your contract depends in part on the investment performance of the shares of the applicable portfolio of the Trust, you have the right to instruct Manulife North America, Manulife New York or Manufacturers America, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions for any portfolio of the Trust is determined by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the subaccount in which shares of such portfolio are held by the value per share of that portfolio of the Trust. Fractional votes are counted. Manulife North America, Manulife New York and Manufacturers America will vote all shares of the Trust issued to such companies in proportion to the timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940.

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust, and a Voting Instructions Form for each Trust portfolio in which your contract values were invested as of March 6, 2001. The number of shares that represents your voting interest (determined as explained above) appears in each Voting Instructions Form. The Proxy Statement provides background information and describes, in detail, each of the matters to be voted on at the Meeting.

     BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF EACH PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THEIR APPROVAL.

     IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROXY STATEMENT AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM(S) IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR THEM TO BE RECEIVED BY MAY 3, 2001.

     If you have any questions regarding any of the proposals, please call one of the following numbers:

For Manulife North America
  variable annuity contracts:          (800) 344-1029
For Manulife New York
  variable annuity contracts:          (800) 551-2078
For Manulife New York
  variable life contracts:             (888) 267-7784
For Manufacturers America
  variable life contracts:             (800) 387-2747

                                        Sincerely,

                                        /s/ James D. Gallagher
                                        James D. Gallagher
                                        Secretary
                                        Manufacturers Investment Trust

                         MANUFACTURERS INVESTMENT TRUST
                               73 Tremont Street
                          Boston, Massachusetts 02108

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    OF THE REAL ESTATE SECURITIES TRUST AND
                               THE BALANCED TRUST

To the Shareholders of the
REAL ESTATE SECURITIES TRUST AND THE BALANCED TRUST
  OF MANUFACTURERS INVESTMENT TRUST:

     Notice is hereby given that a Special Meeting of Shareholders of the Real Estate Securities Trust and the Balanced Trust (the "Meeting") of Manufacturers Investment Trust (the "Trust") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on MAY 4, 2001 AT 10:00 A.M., BOSTON TIME. A Proxy Statement which provides information about the purpose of the Meeting is included with this notice. The Meeting will be held for the following purposes:


        Proposal 1  Approval of an amendment to the Trust's Advisory
                    Agreement with Manufacturers Securities Services,
                    LLC ("Manulife Securities" or the "Adviser") to increase, from 0.70% at all asset levels to 0.80% of assets up to $200 million and 0.75% of assets in excess thereof, the advisory fee payable to Manulife Securities with respect to the Real
                    Estate Securities Trust. (Only shareholders of the
                    Real Estate Securities Trust will vote on Proposal
                    1).

        Proposal 2  Approval of a change to the investment objective of the Real Estate Securities Trust. (Only shareholders of the Real Estate Securities Trust will vote on Proposal 2).

        Proposal 3  Approval of an amendment to the Subadvisory
                    Agreement between Manulife Securities and
                    Manufacturers Adviser Corporation ("MAC") appointing MAC as the subadviser to the Balanced
                    Trust. (Only shareholders of the Balanced Trust will vote on Proposal 3).

                    Any other business that may properly come before the Meeting.

     The Proxy Statement also contains information regarding a new subadvisory agreement approved by the Board of Trustees which appoints Cohen & Steers Capital Management, Inc. ("Cohen & Steers") as the subadviser to the Real Estate Securities Trust. SHAREHOLDERS OF THE REAL ESTATE SECURITIES TRUST ARE NOT REQUIRED TO APPROVE THE NEW SUBADVISORY AGREEMENT, AND THE TRUST IS NOT ASKING SHAREHOLDERS FOR PROXIES FOR SUCH PURPOSE.

     The Board of Trustees has recently reviewed and unanimously endorsed the proposals set forth in the accompanying Proxy Statement.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1, 2 AND 3.

     Each shareholder of record at the close of business on March 6, 2001 is entitled to receive notice of and to vote at the Meeting.

                                        Sincerely,

                                        /s/ James D. Gallagher
                                        James D. Gallagher
                                        Secretary

April 6, 2001
Boston, Massachusetts

                         MANUFACTURERS INVESTMENT TRUST

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                      OF THE REAL ESTATE SECURITIES TRUST
                             AND THE BALANCED TRUST
                             TO BE HELD MAY 4, 2001

                            ------------------------

                             INFORMATION STATEMENT
                           PURSUANT TO SECTION 14(C)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 6, 2001

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PROXY STATEMENT
General.....................................................    1
Summary of Proposals........................................    2
Voting Information..........................................    4
Proposal 1:  Approval of an Amendment to the Trust's
             Advisory Agreement with Manufacturers
             Securities Services, LLC ("Manulife Securities"
             or the "Adviser") to Increase, from 0.70% at
             All Asset Levels to 0.80% of Assets up to $200
             Million and 0.75% of Assets in Excess Thereof,
             the Advisory Fee Payable to Manulife Securities
             with respect to the Real Estate Securities
             Trust..........................................    6
Proposal 2:  Approval of a Change to the Investment
             Objective of the Real Estate Securities
             Trust..........................................   15
Proposal 3:  Approval of an Amendment to the Subadvisory
             Agreement between Manulife Securities and
             Manufacturers Adviser Corporation ("MAC") with
             respect to the Balanced Trust..................   16
INFORMATION STATEMENT
New Subadvisory Agreement with Cohen & Steers Capital
  Management, Inc. ("Cohen & Steers").......................   23
INFORMATION APPLICABLE TO BOTH THE PROXY STATEMENT AND THE
  INFORMATION STATEMENT
Information Applicable to Each of the Advisory Agreement,
  the MAC Subadvisory Agreement and the Cohen & Steers
  Subadvisory Agreement.....................................   29
Other Matters...............................................   34
Exhibit A -- Amendment to Advisory Agreement................  A-1
Exhibit B -- Amendment to MAC Subadvisory Agreement.........  B-1
Exhibit C -- Cohen & Steers Subadvisory Agreement...........  C-1

                         MANUFACTURERS INVESTMENT TRUST
                               73 Tremont Street
                          Boston, Massachusetts 02108

                            ------------------------

                                PROXY STATEMENT
                     SPECIAL MEETING OF SHAREHOLDERS OF THE
              REAL ESTATE SECURITIES TRUST AND THE BALANCED TRUST
                             TO BE HELD MAY 4, 2001

                            ------------------------

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of Manufacturers Investment Trust (the "Trust") of proxies to be used at a special meeting of shareholders of the Real Estate Securities Trust and the Balanced Trust to be held at 73 Tremont Street, Boston, Massachusetts 02108, on MAY 4, 2001, AT 10:00 A.M., BOSTON TIME (the "Meeting"). This Proxy Statement is first being mailed on or about April 6, 2001. Pursuant to the Trust's Agreement and Declaration of Trust, the Board has designated March 6, 2001 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record of the Real Estate Securities Trust and the Balanced Trust at the close of business on March 6, 2001 are entitled to one vote for each share of beneficial interest of the Trust held.

     The Trust is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in 48 portfolios with one series of shares for each portfolio. The special meeting of shareholders involves only two series of shares, those relating to the Real Estate Securities Trust and the Balanced Trust. Each series of shares of the Trust is referred to in this Proxy Statement as a "Portfolio" (collectively, the "Portfolios").

                              SUMMARY OF PROPOSALS

                                                SHAREHOLDERS OF THE TRUST
PROPOSAL NUMBER           PROPOSAL            WHO WILL VOTE ON THE PROPOSAL
---------------           --------            -----------------------------
Proposal 1       Approval of an amendment to  Shareholders of the Real
                 the Trust's Advisory         Estate Securities Trust will
                 Agreement with               vote on this proposal.
                 Manufacturers Securities
                 Services, LLC ("Manulife
                 Securities" or the
                 "Adviser") to increase,
                 from 0.70% at all asset
                 levels to 0.80% of assets
                 up to $200 million and
                 0.75% of assets in excess
                 thereof, the advisory fee
                 payable to Manulife
                 Securities with respect to
                 the Real Estate Securities
                 Trust.
Proposal 2       Approval of a change to the  Shareholders of the Real
                 investment objective of the  Estate Securities Trust will
                 Real Estate Securities       vote on this proposal.
                 Trust.
Proposal 3       Approval of an amendment to  Shareholders of the Balanced
                 the Subadvisory Agreement    Trust will vote on this
                 between Manulife Securities  proposal.
                 and Manufacturers Adviser
                 Corporation ("MAC")
                 appointing MAC as the
                 subadviser to the Balanced
                 Trust.

SHAREHOLDERS OF THE REAL ESTATE SECURITIES TRUST AND THE BALANCED TRUST

     The Trust does not sell its shares directly to the public, but sells its shares generally only to insurance companies and their separate accounts as the underlying investment medium for variable annuity and life contracts ("contracts"). Only shares of a particular Portfolio are entitled to vote on matters which affect only the interests of that Portfolio. As of the record date for the Special Meeting of Shareholders, the shares of the Real Estate Securities Trust and the Balanced Trust were legally owned by: (i) The Manufacturers Life Insurance Company of North America ("Manulife North America"), (ii) The Manufacturers Life Insurance Company of New York ("Manulife New York"), (iii) The Manufacturers Life Insurance Company of America ("Manufacturers America") and (iv) The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers U.S.A."). The parent of each of Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. is The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife and its subsidiaries are wholly owned by Manulife Financial Corporation, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W1E5.

     Manulife North America. Manulife North America is a stock life insurance company organized under the laws of Delaware whose principal address is 500 Boylston Street, Suite 400, Boston, Massachusetts 02116. Manulife North America holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of North America Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of North America Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

     Manulife New York. Manulife New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Manulife New York holds shares of the Trust directly and attributable to variable annuity contracts in The Manufacturers Life Insurance Company of New York Separate Account A and variable life contracts in The Manufacturers Life Insurance Company of New York Separate Account B, both of which are separate accounts registered under the 1940 Act, as well as in an unregistered separate account.

     Manufacturers America. Manufacturers America is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan in 1992 whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manufacturers America holds shares of the Trust directly and attributable to variable annuity contracts in Separate Account Two of The Manufacturers Life Insurance Company of America and variable life contracts in Separate Accounts One, Three and Four, all of which are separate accounts registered under the 1940 Act.

     Manufacturers U.S.A. Manufacturers U.S.A. is a stock life insurance company originally organized under the laws of Maine and redomesticated under the laws of Michigan in 1992 whose principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manufacturers U.S.A. holds shares of the Trust in various unregistered separate accounts that are made available exclusively to qualified plans.

SHAREHOLDER VOTING

     Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. have the right to vote upon matters that may be voted upon at a special shareholders' meeting. The companies will vote all shares of the Portfolios of the Trust issued to such companies in proportion to the timely instructions received from owners of the contracts participating in the separate accounts described above which are registered under the 1940 Act. The companies, in connection with their solicitation of voting instructions, are furnishing this Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Portfolios to be voted on the Proposals included in this Proxy Statement.

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 TO ANY SHAREHOLDER UPON REQUEST. TO OBTAIN A REPORT, PLEASE CONTACT THE TRUST BY CALLING (800) 344-1029 OR BY WRITING TO THE TRUST AT 73 TREMONT STREET, BOSTON, MASSACHUSETTS 02108, ATTN. GORDON SHONE, ASSISTANT TREASURER.

                               VOTING INFORMATION

     Proxies from the shareholders of the Real Estate Securities Trust and the Balanced Trust are being solicited by the Board for the Special Meeting of Shareholders of the Real Estate Securities Trust and the Balanced Trust to be held on May 4, 2001 at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., Boston Time, or at such later time as necessary by adjournment. Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 73 Tremont Street, Boston, Massachusetts 02108, or (ii) signing and returning a new proxy, in each case if received by the Trust by May 3, 2001. ALL VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS THEREON, OR IN THE ABSENCE OF SPECIFICATION, FOR APPROVAL OF THE PROPOSALS.

     Quorum; Definition of a Majority of Outstanding Voting
Securities. Shareholders of record of the Real Estate Securities Trust and the Balanced Trust at the close of business on March 6, 2001 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the shares outstanding of each Portfolio at the close of business on that date present in person or by proxy will constitute for that Portfolio a quorum for the Meeting; however, a majority of the outstanding voting securities of each Portfolio entitled to vote at the close of business on that date is required to approve each Proposal, except as noted herein. As used in this Proxy Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

        (1) 67% or more of the voting securities of the Trust or a Portfolio, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable, are present in person or by proxy or

        (2) more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's shares cast at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

     Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a Proposal.

     Cost of Preparation and Distribution of Proxy Materials. The cost of the preparation and distribution of these proxy materials will be borne by the Real Estate Securities Trust and the Balanced Trust. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, Manulife Securities or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses.

     Voting for Each Portfolio. Shares of a particular Portfolio vote separately on matters which pertain only to that Portfolio. Each of the Proposals will be voted on separately by shareholders of the relevant Portfolio.

     As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each of the Real Estate Securities Trust and the Balanced Trust is as follows:


                                        VOTES HELD
                         NUMBER OF      BY MANULIFE   VOTES HELD    VOTES HELD BY   VOTES HELD BY
                          ELIGIBLE         NORTH      BY MANULIFE   MANUFACTURERS   MANUFACTURERS
PORTFOLIO                  VOTES          AMERICA      NEW YORK        AMERICA         U.S.A.
---------              --------------   -----------   -----------   -------------   -------------
Real Estate
  Securities Trust...    13,133,549      3,171,486      235,036       3,832,667       5,894,360
Balanced Trust.......    13,086,515      5,359,737      339,909       6,696,911         689,958


     Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each of the Real Estate Securities Trust and the Balanced Trust.


     As of the Record Date, the percentage ownership of the outstanding shares of each of the Real Estate Securities Trust and the Balanced Trust (by shareholder) is indicated below:



                         MANULIFE NORTH   MANULIFE   MANUFACTURERS   MANUFACTURERS
PORTFOLIO                   AMERICA       NEW YORK      AMERICA         U.S.A.
---------                --------------   --------   -------------   -------------
Real Estate Securities
  Trust................      24.15%         1.79%        29.18%          44.88%
Balanced Trust.........      40.96%         2.60%        51.17%           5.27%


                                   PROPOSAL 1

     APPROVAL OF AMENDMENT TO THE ADVISORY AGREEMENT BETWEEN THE TRUST AND MANULIFE SECURITIES TO INCREASE, FROM 0.70% AT ALL ASSET LEVELS TO 0.80% OF ASSETS UP TO $200 MILLION AND 0.75% OF ASSETS IN EXCESS THEREOF, THE ADVISORY FEE PAYABLE TO MANULIFE SECURITIES WITH RESPECT TO THE REAL ESTATE SECURITIES TRUST

     Manulife Securities serves as investment adviser for the Trust and for each of the Portfolios of the Trust pursuant to an investment advisory agreement, dated January 1, 1996, as amended and restated May 1, 1999, between Manulife Securities and the Trust (the "Advisory Agreement"). As Adviser to the Trust, Manulife Securities is responsible for, among other things, administering the business and affairs of the Trust and selecting, contracting with, compensating and monitoring subadvisers to manage the investment and reinvestment of the assets of the Portfolios. Manulife Securities does not currently manage any of the Portfolios' assets on a day-to-day basis.

     Pursuant to the Advisory Agreement, Manulife Securities receives an advisory fee from the Trust for each Portfolio. The advisory fee is computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of that Portfolio. The fee is accrued and paid daily. The daily fee is computed for each Portfolio by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for that Portfolio, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     Currently, an advisory fee is assessed on the Real Estate Securities Trust at an annual rate of 0.70% of the average daily value of the net assets of that Portfolio. On April 5-6, 2001, The Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement (the "Disinterested Trustees"), approved an amendment to the Advisory Agreement which would increase the advisory fee payable to Manulife Securities by the Real Estate Securities Trust to an annual rate of 0.80% for the first $200 million of the average daily value of the net assets of the Portfolio and 0.75% of the excess over $200 million.

     The purpose of increasing the advisory fee assessed on the Real Estate Securities Trust is to permit the Adviser to engage a new subadviser for the Portfolio. In connection with approving the amendment to the Advisory Agreement, the Board on April 5-6, 2001 also approved a new subadvisory agreement between the Adviser and Cohen & Steers Capital Management, Inc. ("Cohen & Steers") with respect to the Real Estate Securities Trust and a change in the investment objective of the Real Estate Securities Trust to reflect the investment strategies of Cohen & Steers. Cohen & Steers will succeed Manufacturers Adviser Corporation ("MAC") as subadviser to the Real Estate Securities Trust effective April 30, 2001. Shareholders of the Real Estate Securities Trust are being asked to approve the change in investment objective under Proposal 2 in this Proxy Statement. Shareholder approval is not required for the new subadvisory agreement.

     The Trust has received an order from the Securities and Exchange Commission (the "Commission") permitting it to appoint subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio) pursuant to agreements that are not approved by shareholders and also to change the terms of such subadvisory agreements from time to time without shareholder approval. A condition of the Commission's order, however, is that notice be sent to shareholders informing them of new agreements. Since Cohen & Steers is not an affiliate of the Adviser, THE TRUST IS NOT ASKING SHAREHOLDERS TO APPROVE THE NEW SUBADVISORY AGREEMENT WITH COHEN & STEERS. Information regarding the new subadvisory agreement with Cohen & Steers is included below under "NEW SUBADVISORY AGREEMENT WITH COHEN & STEERS CAPITAL MANAGEMENT, INC."

     The following is a schedule of the fees and expenses that the Real Estate Securities Trust paid for the fiscal year ended December 31, 2000 (as an annual percentage of the current value of the net assets of that Portfolio):

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                    FOR FISCAL YEAR ENDED DECEMBER 31, 2000


                                                                   TOTAL ANNUAL
PORTFOLIO                      ADVISORY FEE   OTHER EXPENSES*   OPERATING EXPENSES
---------                      ------------   ---------------   ------------------
Real Estate Securities
  Trust......................      0.70%           0.06%               0.76%


---------------
* Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

     The following is a schedule of the fees and expenses that the Real Estate Securities Trust can expect to incur under the Advisory Agreement based on the net assets of that Portfolio as of December 31, 2000 reflecting the proposed amendment to the Real Estate Securities Trust advisory fee:

                                   PRO FORMA
                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                                  (UNAUDITED)

                                                                 TOTAL ANNUAL
PORTFOLIO                    ADVISORY FEE   OTHER EXPENSES*   OPERATING EXPENSES
---------                    ------------   ---------------   ------------------
Real Estate Securities
  Trust....................      0.80%           0.06%               0.86%

---------------
* Other Expenses include underlying portfolio expenses, custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

     EXAMPLES: The following actual and pro forma Examples illustrate the expenses of investing in the Real Estate Securities Trust under the current advisory fee for that Portfolio and the increased advisory fee included in the proposed amendment to the Advisory Agreement. The Examples assume that the shareholder invests $10,000 in the Real Estate Securities Trust for the time periods indicated and then redeems all of the shares at the end of those periods. The Examples also assume that a shareholder's investment has a 5% return each year and that such Portfolio's operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholders costs would be:

                              SHAREHOLDER EXPENSES
                                  (UNAUDITED)

PORTFOLIO                      ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
---------                      --------   -----------   ----------   ---------
Real Estate Securities
  Trust......................     $8          $24          $42          $94

                                   PRO FORMA
                             SHAREHOLDER EXPENSES*
                                  (UNAUDITED)

PORTFOLIO                      ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
---------                      --------   -----------   ----------   ---------
Real Estate Securities
  Trust......................     $9          $27          $48         $106

---------------
* Reflects expenses an investor can expect to incur under the Advisory Agreement reflecting the proposed increased advisory fee.

     THE EXAMPLES SET FORTH ABOVE ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE PORTFOLIO; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. There can be no assurance that the foregoing pro forma expense ratios would have been the actual expense ratios for the Portfolio had the proposed amendment to the Advisory Agreement been in effect for the period indicated above, or that the foregoing pro forma expense ratios reflect the actual expense ratios that will be incurred by the Portfolio if the proposed amendment to the Advisory Agreement is approved. The purpose of these tables is to assist shareholders in understanding the expenses a shareholder in the Portfolio will bear. Please note, however, that the variable contracts issued by Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A. provide for charges, including sales charges, not reflected in the above tables.

DESCRIPTION OF ADVISORY AGREEMENT

     Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the

Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

     - office space and all necessary office facilities and equipment, and

     - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

     The Adviser, at the Trust's expense, performs all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser also furnishes to the Trust, at the Trust's expense, any personnel necessary for these functions.

     The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

     In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust Portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each Portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

     Adviser Compensation. Under the current Advisory Agreement, the Adviser receives from the Real Estate Securities Trust an advisory fee at an annual rate of 0.70% of the average daily value of the net assets of the Portfolio. As noted above, the proposed amendment would provide for a fee for the Real Estate Securities Trust at an annual rate of 0.80% of the first $200 million of the average daily value of the net assets of the Portfolio and 0.75% of the average daily value of net assets in excess of $200 million. The fee, which is accrued and paid daily, is computed daily for the Portfolio by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate, and multiplying this product by the value of the net assets of the Real Estate Securities Trust at the close of business on the previous business day of the Portfolio.


     For the Trust's fiscal year ended December 31, 2000, under the current Advisory Agreement, the Real Estate Securities Trust paid advisory fees to the Adviser of $1,491,642 (0.70% of average daily net assets). If the amendment to the Advisory Agreement had been in effect for the Trust's fiscal year ended December 31, 2000, the Real Estate Securities Trust would have paid advisory fees to the Adviser of $1,698,188 (0.80% of the first $200 million of average daily net assets and 0.75% of the excess thereof).

     Additional Information Regarding the Advisory Agreement. For additional information regarding the Advisory Agreement see "INFORMATION APPLICABLE TO EACH OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT AND THE COHEN & STEERS SUBADVISORY AGREEMENT" below.

OTHER INVESTMENT COMPANIES ADVISED BY THE ADVISER

     The Adviser does not currently act as adviser to any other investment companies having similar investment objectives and policies to those of the Real Estate Securities Trust.

BROKERAGE TRANSACTIONS

     A description of the brokerage transactions for the Real Estate Securities Trust is set forth under "INFORMATION APPLICABLE TO EACH OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT AND THE COHEN & STEERS SUBADVISORY AGREEMENT" below.

PAYMENTS TO AFFILIATE OF THE ADVISER

     MAC, a Colorado corporation, is currently the subadviser to the Pacific Rim Emerging Markets Trust, the Quantitative Equity Trust, the Real Estate Securities Trust, the Equity Index Trust, the Money Market Trust, the Lifestyle Aggressive 1000 Trust, the Lifestyle Growth 820 Trust, the Lifestyle Balanced 640 Trust, the Lifestyle Moderate 460 Trust and the Lifestyle Conservative 280 Trust. If shareholders of the Balanced Trust vote for Proposal 3, below, MAC will become the subadviser to the Balanced Trust effective May 4, 2001. Effective April 30, 2001, MAC will be succeeded by Cohen & Steers as subadviser to the Real Estate Securities Trust. See "NEW SUBADVISORY AGREEMENT WITH COHEN & STEERS CAPITAL MANAGEMENT, INC." below. MAC is an indirect wholly-owned subsidiary of Manulife and is an affiliate of the Adviser (other than by reason of serving as a subadviser to a Portfolio).

     As compensation for its services, MAC receives fees from the Adviser computed separately for each Portfolio for which MAC is the subadviser. For the year ended December 31, 2000, the Adviser paid to MAC aggregate subadvisory fees of $3,129,940, allocated as follows:

                                                          % OF AVERAGE
                                                           ANNUAL NET
PORTFOLIO                                    $ AMOUNT        ASSETS
---------                                   ----------    ------------
Pacific Rim Emerging Markets Trust........  $  365,476       0.376%
Quantitative Equity Trust.................   1,055,278       0.196%
Real Estate Securities Trust..............     496,451       0.233%
Equity Index Trust........................      11,830       0.100%
Money Market Trust........................     456,816       0.050%
Small Cap Index Trust.....................       8,676       0.040%(A)
International Index Trust.................      21,890       0.070%(A)
Mid Cap Index Trust.......................       6,225       0.040%(A)
Total Stock Market Index Trust............      13,485       0.040%(A)
500 Index Trust...........................      23,932       0.018%(A)
Lifestyle Aggressive 1000 Trust...........      61,577       0.050%
Lifestyle Growth 820 Trust................     187,730       0.038%
Lifestyle Balanced 640 Trust..............     186,400       0.038%
Lifestyle Moderate 460 Trust..............      75,949       0.044%
Lifestyle Conservative 280 Trust..........      50,225       0.050%

---------------
(A) Annualized.

SHAREHOLDER AND BOARD APPROVAL OF THE ADVISORY AGREEMENT

     The Advisory Agreement for the Real Estate Securities Trust was most recently approved by the Board of Trustees on April 5-6, 2001.

     The Advisory Agreement was most recently submitted to and approved by shareholders of the Real Estate Securities Trust at a meeting of the shareholders held on April 27, 1999. This approval occurred in connection with the approval of an amended and restated advisory agreement.

DURATION OF THE ADVISORY AGREEMENT

     If shareholders approve the proposed amendment to the Advisory Agreement, it will become effective May 4, 2001. The initial term of the Advisory Agreement, as amended with respect to the Real Estate Securities Trust, will continue until May 4, 2003, and thereafter will continue in effect with respect to the Real Estate Securities Trust for successive annual periods provided such continuance is approved at least annually by (1) a majority of the Trustees of the Trust or the holders of a Majority of the Outstanding Voting Securities of the Real Estate Securities Trust; and (2) a majority of the Disinterested Trustees.

EVALUATION BY THE BOARD OF TRUSTEES

     At its meeting held on April 5-6, 2001, the Board of Trustees, including all of the Disinterested Trustees, approved the amendment to the Advisory Agreement. The Board recommends that shareholders also approve such amendment.

     In connection with the approval of the amendment to the Advisory Agreement, the Board considered numerous factors, including:

      (i) the nature, quality and scope of the services provided by the Adviser;

      (ii) performance information regarding the Real Estate Securities Trust;

     (iii) performance information regarding the Real Estate Securities Trust relative to funds with similar objectives and policies;

      (iv) the cost and expected profitability to Manulife Securities of providing portfolio management services to the Real Estate Securities Trust, and

      (v) the proposed advisory fee, including breakpoints, and the expense ratio for the Real Estate Securities Trust in relation to the fees and expense ratios of other comparable investment companies.

     The Board was also provided with an analysis of its fiduciary obligations. At the meeting held on April 5-6, 2001, the Board reviewed its fiduciary duties and discussed the information provided regarding Manulife Securities. Representatives of Manulife Securities gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, Manulife Securities' plans for the Real Estate Securities Trust, including the Adviser's proposed appointment of a new subadviser for the Portfolio. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

MANAGEMENT AND CONTROL OF THE ADVISER

     Manulife Securities is a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. Manulife Securities is a subsidiary of Manulife North America, the parent of which is Manulife, a Canadian life insurance company. Manulife and its subsidiaries are wholly owned by Manulife Financial Corporation, collectively known as Manulife Financial. Both Manulife and Manulife Financial Corporation are based in Toronto, Canada. Manulife Securities is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Manulife Securities does not serve as investment adviser to any other investment company.

     The table below provides information regarding the directors and executive officers of Manulife North America, the controlling and managing member of Manulife Securities.

                                                       POSITION WITH MANULIFE NORTH
NAME AND                               POSITION WITH             AMERICA*
PRINCIPAL BUSINESS ADDRESS               THE TRUST       AND PRINCIPAL OCCUPATION
--------------------------             -------------   ----------------------------
John D. DesPrez III..................  Trustee         Director and Chairman of the
73 Tremont Street                                      Board, Manulife North
Boston, MA 02108                                       America; Executive Vice
                                                       President, U.S. Operations,
                                                       Manulife Financial
James R. Boyle.......................  None            Director and President,
500 Boylston Street                                    Manulife North America;
Boston, MA 02116                                       Senior Vice President, U.S.
                                                       Annuities, Manulife
                                                       Financial
James D. Gallagher...................  Secretary       Vice President, Secretary
73 Tremont Street                                      and General Counsel,
Boston, MA 02108                                       Manulife North America; Vice
                                                       President, Legal Services,
                                                       Manulife Financial
David W. Libbey......................  None            Director, Vice President,
500 Boylston Street                                    Treasurer and Chief
Boston, MA 02116                                       Financial Officer, Manulife
                                                       North America

---------------
* Each officer of Manulife North America serves until his successor is chosen and qualified or until he sooner dies, resigns, is removed or becomes disqualified.

REQUIRED VOTE

     Approval of the amendment to the Advisory Agreement will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Real Estate Securities Trust.

     If the required shareholder approval of the amendment to the Advisory Agreement is not obtained, the current Advisory Agreement will remain in effect and there will be no change in the advisory fees payable by the Real Estate

Securities Trust pending the required approval of a new amendment to the Advisory Agreement, or other definitive action.

                THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES,
                RECOMMENDS THAT SHAREHOLDERS OF THE REAL ESTATE
                    SECURITIES TRUST VOTE "FOR" PROPOSAL 1.

                                   PROPOSAL 2

                APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE
                      OF THE REAL ESTATE SECURITIES TRUST

     The current investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and fixed income securities.

     If shareholders of the Real Estate Securities Trust approve this Proposal 2, the Real Estate Securities Trust's investment objective instead will be "to seek to achieve a combination of long-term capital appreciation and current income." With this change in investment objective, the Portfolio will not normally invest in fixed income securities other than for temporary defensive purposes.

     The investment objective of the Portfolio is a fundamental policy which means that, under the 1940 Act, it may not be changed without the approval of shareholders of that Portfolio.

     The Board of Trustees on April 5-6, 2001 approved a new subadvisory agreement between the Adviser and Cohen & Steers appointing Cohen & Steers as subadviser to the Real Estate Securities Trust effective on April 30, 2001. In connection therewith, the Board, including the Disinterested Trustees, considered and unanimously approved (on the recommendation of the Adviser) changing the investment objective of the Portfolio to reflect the investment strategies of Cohen & Steers.

     Cohen & Steers will continue to follow the Portfolio's current investment policy of investing, under normal market conditions, substantially (at least 65% of the Portfolio's total assets) in common stocks and other equity securities stocks (including shares of real estate investment trusts ("REITs")) of real estate companies. A real estate company is one that: (a) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or (b) has at least 50% of its assets in such real estate.

     The Trust's current Prospectus and Statement of Additional Information contain a description of the Portfolio's investment strategies and of certain risks associated therewith.

     As discussed above in Proposal 1, an order of the Commission permits the Trust to appoint subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio) pursuant to agreements that are not approved by shareholders, subject to the condition that notice be sent to shareholders informing them of new agreements. Since Cohen & Steers is not an affiliate of the Adviser, SHAREHOLDERS ARE NOT REQUIRED, AND THE TRUST IS NOT ASKING SHAREHOLDERS, TO APPROVE THE NEW SUBADVISORY AGREEMENT WITH COHEN & STEERS. Information regarding the new subadvisory agreement is set forth under "NEW SUBADVISORY AGREEMENT WITH COHEN & STEERS CAPITAL MANAGEMENT, INC." below.

REQUIRED VOTE

     Only shareholders of the Real Estate Securities Trust will vote on this Proposal 2. Approval of the proposal to change the investment objective will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Portfolio.

     If shareholders approve the proposed change to the Portfolio's investment objective, it will become effective on May 4, 2001.

     If the required shareholder approval of the change to the investment objective of the Real Estate Securities Trust is not obtained, the current investment objective will remain in effect pending required shareholder approval of another proposed change or other definitive action.

                THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES,
                RECOMMENDS THAT SHAREHOLDERS OF THE REAL ESTATE
                    SECURITIES TRUST VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3

                  APPROVAL OF AN AMENDMENT TO THE SUBADVISORY

   AGREEMENT BETWEEN THE ADVISER AND MAC APPOINTING MAC AS SUBADVISER TO THE
                                 BALANCED TRUST



     Currently, Founders Asset Management LLC ("Founders"), located at 2930 East Third Avenue, Denver, Colorado 80206, is the subadviser to the Balanced Trust pursuant to a subadvisory agreement with the Adviser dated April 1, 1998 (the "Founders Subadvisory Agreement").

     At its meeting held on April 5-6, 2001, the Board, including the Disinterested Trustees, unanimously voted to accept the resignation of Founders as subadviser to the Balanced Trust and to approve an amendment to the subadvisory agreement dated October 1, 1996, as amended December 31, 1996, between the Adviser and MAC (the "MAC Subadvisory Agreement") appointing MAC as subadviser to the Balanced Trust. If this Proposal 3 is approved by the shareholders of the Balanced Trust, MAC will replace Founders as the subadviser to the Balanced Trust effective May 4, 2001.

     In addition, due to the change in subadviser, the Board on April 5-6, 2001 unanimously approved changing certain non-fundamental investment policies of the Portfolio so they would reflect MAC's proposed investment strategies. The changes to the Portfolio's non-fundamental investment policies do not require shareholder approval. Such changes will be implemented upon the effectiveness of the proposed amendment to the MAC Subadvisory Agreement.


     Upon implementation of such changes, MAC will invest the Portfolio's assets in a balanced portfolio of equity securities and fixed-income securities. The Balanced Trust will, under normal market, conditions invest at least 40% of its total assets, and may invest up to 70% of its total assets, in equity securities such as common stocks, convertible corporate obligations and preferred stocks of companies that have a market capitalization of at least $500 million. Under normal market conditions, the Portfolio will invest at least 25% of its total assets, and may invest up to 50% of its total assets, in fixed income securities including, without limitation, U.S. governmental obligations, investment grade corporate bonds, high yield corporate bonds, asset-backed securities, mortgage-backed securities and collateralized mortgage obligations. At least 65% of the fixed income securities purchased by the Portfolio will be either (a) U.S. government securities or (b) securities rated A or higher by Moody's Investors Service, Inc. or Standard & Poor's Corporation (or of equivalent quality as determined by MAC).


     Pursuant to the MAC Subadvisory Agreement, MAC currently serves as subadviser for the Pacific Rim Emerging Markets Trust, the Quantitative Equity Trust, the Real Estate Securities Trust, the Equity Index Trust, the Money Market Trust, the Lifestyle Aggressive 1000 Trust, the Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, the Lifestyle Moderate 460 Trust and the Lifestyle Conservative 280 Trust (the "MAC Portfolio(s)"). As noted above, Cohen & Steers will succeed MAC as subadviser to the Real Estate Securities Trust effective April 30, 2001. See "NEW SUBADVISORY AGREEMENT WITH COHEN & STEERS CAPITAL MANAGEMENT, INC." below.

DESCRIPTION OF FOUNDERS AND MAC SUBADVISORY AGREEMENTS

     While the provisions of the new MAC Subadvisory Agreement are substantially similar to the provisions of the old Founders Subadvisory Agreement, a number of the differences between the agreements are noted below. The subadvisory fees payable under the new MAC Subadvisory Agreement are lower than the fees payable under the old Founders Subadvisory Agreement.

     Under the terms of the old Founders Subadvisory Agreement and the new MAC Subadvisory Agreement (collectively, the "Subadvisory Agreements"), Founders currently manages and MAC will manage the investment of the assets of the Balanced Trust, subject to the supervision of the Board of Trustees (Founders and MAC will be referred to collectively as the "Subadviser"). The Subadviser formulates a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

     As compensation for its services as the Adviser, Manulife Securities receives an advisory fee computed separately for each Portfolio of the Trust. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued and paid daily. The daily fee for each Portfolio is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The Balanced Trust currently is obligated to pay the Adviser an advisory fee of 0.80%. The following is a schedule of the advisory fee the Balanced Trust will be obligated to pay the Adviser upon the effectiveness of the amendment to the MAC Subadvisory Agreement. APPROVAL OF THE AMENDMENT TO THE MAC SUBADVISORY AGREEMENT WILL RESULT IN A DECREASE IN THE RATE OF THE ADVISORY FEES PAYABLE BY THE PORTFOLIO UNDER THE ADVISORY AGREEMENT.

                                                    BETWEEN
                                    FIRST       $50 MILLION AND    EXCESS OVER
PORTFOLIO                        $50 MILLION     $200 MILLION      $200 MILLION
---------                        -----------    ---------------    ------------
Balanced Trust.................     0.75%            0.70%             0.65%

     As compensation for its services, Founders currently receives, and MAC will receive, a fee from the Adviser computed separately for the Portfolio. The fee for the Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fees the Adviser is currently obligated to pay Founders under the Founders Subadvisory Agreement and will be obligated to pay MAC under the amendment to the MAC Subadvisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE AMENDMENT TO THE MAC SUBADVISORY AGREEMENT WILL RESULT IN A DECREASE IN THE RATE OF THE SUBADVISORY FEES AT ALL ASSET LEVELS. THIS DECREASE IN THE RATE OF SUBADVISORY FEES, IN CONJUNCTION WITH THE DECREASED RATE OF ADVISORY FEES, WILL RESULT IN A NET INCREASE IN THE PERCENTAGE OF THE ADVISORY FEES RETAINED BY MANULIFE SECURITIES WITH RESPECT TO THE FIRST $200 MILLION OF ASSETS AND A NET REDUCTION IN SUCH PERCENTAGE WITH RESPECT TO ALL OTHER ASSET LEVELS.

                                         BETWEEN           BETWEEN
                          FIRST      $50 MILLION AND   $200 MILLION AND   EXCESS OVER
BALANCED TRUST         $50 MILLION    $200 MILLION       $500 MILLION     $500 MILLION
--------------         -----------   ---------------   ----------------   ------------
Founders Subadvisory
  Agreement..........     0.375%          0.325%            0.275%           0.225%
MAC Subadvisory
  Agreement..........     0.250%          0.200%            0.150%           0.150%

     The old Founders Subadvisory Agreement required approval of the agreement as to the Balanced Trust only by the Board (including a majority of the Disinterested Trustees). The new MAC Subadvisory Agreement requires approval as to the Balanced Trust by both:

     - the Board (including a majority of the Disinterested Trustees) and

     - a majority of the outstanding voting securities of the Portfolio.

     The old Founders Subadvisory Agreement may be amended by the Adviser and Founders provided such amendment is specifically approved by the vote of a majority of the Board, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The MAC Subadvisory Agreement provides, in addition, that any such amendment must be specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios of the Trust affected by the amendment.

     If shareholders approve the amendment to the MAC Subadvisory Agreement, it will become effective May 4, 2001. The initial term of the MAC

Subadvisory Agreement as amended with respect to the Balanced Trust will continue until May 4, 2003 and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by (1) a majority of the Trustees of the Trust or the holders of a Majority of the Outstanding Voting Securities of the Balanced Trust; and (2) a majority of the Disinterested Trustees.

     Additional Information Regarding the MAC Subadvisory Agreement. For additional information regarding the MAC Subadvisory Agreement, see "INFORMATION APPLICABLE TO EACH OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT AND THE COHEN & STEERS SUBADVISORY AGREEMENT" below.

EVALUATION BY THE BOARD OF TRUSTEES

     The Board considered numerous factors in connection with the approval of the amendment to the MAC Subadvisory Agreement, including:

     (i)  the nature and quality of the services to be provided by MAC,

     (ii) performance information regarding the Balanced Trust relative to funds with similar objectives and policies,

     (iii) the cost and expected profitability to MAC of providing portfolio management services to the Balanced Trust, and

     (iv) whether the proposed subadvisory fee, including breakpoints, and the expense ratio of the Balanced Trust would be consistent with the fees and expense ratios of other comparable portfolios.

     The Board was also provided with an analysis of its fiduciary obligations. At the meeting held on April 5-6, 2001, the Board reviewed its fiduciary duties and discussed the information provided regarding MAC. Representatives of MAC gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, MAC's plans for the Balanced Trust. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID


     For the year ended December 31, 2000, the Adviser paid Founders subadvisory fees with respect to the Balanced Trust of $760,915 (0.329% of average net assets). If the new subadvisory agreement with MAC had been in effect for the Trust's fiscal year ended December 31, 2000, the Adviser would have paid MAC subadvisory fees with respect to the Balanced Trust of $471,868

(0.204% of average net assets) a decrease of $289,046 from the subadvisory fee paid to Founders for the year ended December 31, 2000.


ADVISORY FEES PAID

     For the year ended December 31, 2000, the Balanced Trust paid the Adviser advisory fees of $1,849,965 (0.80% of average net assets), of which $1,089,050 (0.471% of average net assets) was retained by the Adviser after payment of the subadvisory fee for the Balanced Trust.

OTHER INVESTMENT COMPANIES ADVISED BY MAC

     MAC does not currently act as adviser to any other registered investment companies having similar investment objectives and policies to those of the Balanced Trust. For information regarding other Portfolios of the Trust subadvised by MAC, see "Payments to Affiliate of the Adviser" under Proposal 1.

MANAGEMENT AND CONTROL OF MAC

     MAC, a Colorado corporation founded in 1970, is an indirect wholly-owned subsidiary of Manulife, the parent of the Adviser. Manulife and its subsidiaries are wholly owned by Manulife Financial Corporation, collectively known as Manulife Financial. As a result, MAC is an "affiliated person" (as defined in the 1940 Act) of the Adviser. The principal offices of MAC, Manulife and Manulife Financial Corporation are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     The principal executive officers and directors of MAC and their principal occupations are shown below. The business address of each such person, unless otherwise stated, is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

NAME                          POSITION WITH MAC        PRINCIPAL OCCUPATION
----                          -----------------        --------------------
James Boyle..............  Director                    President, Manulife
                                                       North
500 Boylston Street                                    America; Vice
Boston, MA 02116                                       President, U.S.
                                                       Annuities, Manulife
                                                       Financial
Felix Chee...............  Director and President      Executive Vice
                                                       President and Chief
                                                       Investment Officer,
                                                       Manulife Financial

NAME                          POSITION WITH MAC        PRINCIPAL OCCUPATION
----                          -----------------        --------------------
Jacqueline Di Giovanni...  Director                    Vice President, U.S.
                                                       Group Pension
                                                       Marketing and
                                                       Communications,
                                                       Manulife Financial
Roy Firth................  Director                    President and Chief
393 University Avenue                                  Executive Officer,
Toronto, Ontario                                       Elliott & Page
Canada M4G 1E6                                         Limited
Mark Schmeer.............  Vice President and Chief    Vice President and
                           Investment Officer          Managing Directors,
                                                       Equities
Toni Evans...............  Compliance Officer          Assistant Vice
                                                       President,
                                                       Investment
                                                       Division --
                                                       Compliance, Manulife
                                                       Financial
Susan E. Henderson.......  Chief Financial Officer     Vice President,
                                                       Investment
                                                       Controllers
James Gallagher*.........  Secretary and General       Vice President,
                                                       Legal
73 Tremont Street          Counsel                     Services, Manulife
Boston, MA 02108                                       Financial;
                                                       President, Manulife
                                                       New York

---------------
* Secretary of the Trust.

BROKERAGE TRANSACTIONS

     A description of the brokerage transactions for the Balanced Trust is set forth under "INFORMATION APPLICABLE TO EACH OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT AND THE COHEN & STEERS SUBADVISORY AGREEMENT" below.

PRIOR BOARD AND SHAREHOLDER APPROVAL OF THE FOUNDERS SUBADVISORY AGREEMENT

     The Founders Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held on December 11, 1997 in connection with the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. Pursuant to the order of the Commission received by the Trust which is discussed above, no shareholder approval was required for the Founders Subadvisory Agreement.

REQUIRED VOTE

     Approval of the amendment to the MAC Subadvisory Agreement with respect to the Balanced Trust will require the vote of the Majority of the Outstanding Voting Securities of such Portfolio.

     If the required shareholder approval of the proposed amendment to the MAC Subadvisory Agreement is not obtained, Founders will continue as the subadviser to the Balanced Trust, the Founders Subadvisory Agreement will remain in effect, and there will be no change in the current non-fundamental policies of the Portfolio pending the required approval of the continuance of such agreement or of a new contract with Founders, MAC or a different subadviser, or pending other definitive action.

                THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES,
                  RECOMMENDS THAT SHAREHOLDERS OF THE BALANCED
                          TRUST VOTE "FOR" PROPOSAL 3.

                             INFORMATION STATEMENT
                           PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           NEW SUBADVISORY AGREEMENT
                  WITH COHEN & STEERS CAPITAL MANAGEMENT, INC.

     MAC is currently the subadviser to the Real Estate Securities Trust pursuant to a subadvisory agreement with the Adviser dated October 1, 1996, as amended December 31, 1996 (the "MAC Subadvisory Agreement").

     On April 5-6, 2001, the Board, including the Disinterested Trustees, voted to accept the resignation of MAC as subadviser to the Real Estate Securities Trust and to approve a subadvisory agreement between the Adviser and Cohen & Steers with respect to the Real Estate Securities Trust (the Cohen & Steers Subadvisory Agreement"). Effective April 30, 2001, Cohen & Steers will succeed MAC as the subadviser to the Real estate Securities Trust.

     As discussed above, the Trust has received an order from the Commission permitting it to appoint subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio) pursuant to agreements that are not approved by shareholders and also to change the terms of such agreements from time to time without shareholder approval. A condition of the Commission's order, however, is that notice be sent to shareholders informing them of new agreements. Since Cohen & Steers is not an affiliate of the Adviser, SHAREHOLDERS ARE NOT REQUIRED, AND THE TRUST IS NOT ASKING SHAREHOLDERS, TO APPROVE THE COHEN & STEERS SUBADVISORY AGREEMENT. Pursuant to the condition to the Commission's order, information regarding the Cohen & Steers Subadvisory Agreement is provided herein.

DESCRIPTION OF COHEN & STEERS AND MAC SUBADVISORY AGREEMENTS

     While the provisions of the new Cohen & Steers Subadvisory Agreement are substantially similar to the provisions of the old MAC Subadvisory Agreement, a number of the differences between the agreements are noted below. The subadvisory fees payable under the new Cohen & Steers Subadvisory Agreement are higher than the fees payable under the old MAC Subadvisory Agreement.

     Under the terms of the old MAC Subadvisory Agreement and the Cohen & Steers Subadvisory Agreement (collectively, the "Subadvisory Agreements"), MAC manages, and Cohen & Steers will manage, the investment of the assets of the Real Estate Securities Trust, subject to the supervision of the Board of Trustees (Cohen & Steers and MAC will be referred to collectively as the "Subadviser"). The Subadviser formulates a continuous investment program for the Portfolio consistent with the Portfolio's investment objectives and policies. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The Subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

     As compensation for its services as the Adviser, Manulife Securities receives an advisory fee computed separately for each Portfolio of the Trust. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued and paid daily. The daily fee for each Portfolio is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The Real Estate Securities Trust currently is obligated to pay the Adviser an advisory fee of 0.70% at all asset levels. If shareholders of the Real Estate Securities Trust approve the amendment to the Advisory Agreement described in Proposal 1 above, this fee will increase to 0.80% for the first $200 million in assets and 0.75% for assets in excess of $200 million.

     As compensation for its services, the Subadviser receives a fee from the Adviser computed separately for the Portfolio. The fee for the Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio and is accrued daily and paid monthly. The daily fee accrual is computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the subadvisory fees that the Adviser is currently obligated to pay MAC under the MAC Subadvisory Agreement and will be obligated to pay Cohen & Steers under the Cohen & Steers Subadvisory Agreement. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO. APPROVAL OF THE COHEN & STEERS SUBADVISORY AGREEMENT HAS RESULTED, AT ALL ASSET LEVELS, IN AN INCREASE IN THE RATE OF THE SUBADVISORY FEES PAYABLE TO COHEN & STEERS. AS DESCRIBED IN PROPOSAL 1, SHAREHOLDERS OF THE REAL ESTATE SECURITIES TRUST ARE BEING ASKED TO APPROVE AN INCREASE IN THE RATE OF THE ADVISORY FEE PAYABLE TO MANULIFE SECURITIES UNDER THE ADVISORY AGREEMENT.

                                                BETWEEN           BETWEEN
                                 FIRST      $50 MILLION AND   $200 MILLION AND   EXCESS OVER
REAL ESTATE SECURITIES TRUST  $50 MILLION    $200 MILLION       $500 MILLION     $500 MILLION
----------------------------  -----------   ---------------   ----------------   ------------
MAC Subadvisory Agreement...     .275%           .225%              .175%            .150%
Cohen & Steers Subadvisory
  Agreement.............         .300%           .300%              .250%            .250%

     The MAC Subadvisory Agreement required approval of the agreement as to the Portfolio by both

     - the Board (including a majority of the Disinterested Trustees) and

     - a majority of the outstanding voting securities of the Portfolio

The new Cohen & Steers Subadvisory Agreement requires only approval of the Board (including a majority of the Disinterested Trustees).

     The MAC Subadvisory Agreement may be amended by the Adviser and MAC provided such amendment is specifically approved by the vote of a majority of the Trustees, including a majority of the Disinterested Trustees, and by the vote of a Majority of the Outstanding Voting Securities of each of the Portfolios of the Trust affected by the amendment. The new Cohen & Steers Subadvisory Agreement may be amended by the Adviser and Cohen & Steers provided such amendment is specifically approved by the vote of a majority of the Board, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

     The Cohen & Steers Subadvisory Agreement will become effective April 30, 2001 for an initial term of two years. Thereafter, the Cohen & Steers Subadvisory Agreement will continue in effect for successive annual periods provided such continuance is approved at least annually by (1) a majority of the Trustees of the Trust or the holders of a Majority of the Outstanding Voting Securities of the Balanced Trust; and (2) a majority of the Disinterested Trustees.

EVALUATION BY THE BOARD OF TRUSTEES

     At its meeting held on April 5-6, 2001, the Board of Trustees, including a majority of the Disinterested Trustees, approved the Cohen & Steers Subadvisory Agreement. In connection therewith, the Board determined that approval of the new agreement is in the best interest of shareholders of the Real Estate Securities Trust and contractholders whose contract values are invested in shares of the Portfolio.

     In evaluating the Cohen & Steers Subadvisory Agreement, the Board considered numerous factors, including:

     (i)  the nature and quality of the services to be provided by Cohen &
          Steers,

     (ii) performance information regarding the Real Estate Securities Trust relative to funds with similar objectives and policies,

     (iii) the cost and expected profitability to Cohen & Steers of providing portfolio management services to the Real Estate Securities Trust, and

     (iv) whether the proposed subadvisory fee, including breakpoints, and the expense ratio of the Real Estate Securities Trust would be consistent with the fees and expense ratios of other comparable portfolios.

     The Board was also provided with an analysis of its fiduciary obligations. At the meeting held on April 5-6, 2001, the Board reviewed its fiduciary duties and discussed the information provided regarding Cohen & Steers. Representatives of Cohen & Steers gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, Cohen & Steer's plans for the Real Estate Securities Trust. Throughout the review process, the Disinterested Trustees had the assistance of independent legal counsel.

SUBADVISORY FEES PAID


     For the year ended December 31, 2000, the Adviser paid MAC subadvisory fees with respect to the Real Estate Securities Trust of $496,451 (0.233% of average net assets). If the Cohen & Steers subadvisory agreement had been in effect for the year ended December 31, 2000, the Adviser would have paid Cohen & Steers subadvisory fees with respect to the Real Estate Securities Trust of $631,272 (0.296% of average net assets), an increase of $134,821 from the subadvisory fee paid to MAC for the year ended December 31, 2000.

ADVISORY FEES PAID

     For the year ended December 31, 2000, the Real Estate Securities Trust paid the Adviser advisory fees of $1,491,642 (0.70% of average net assets), of which $995,191 (0.467% of average net assets) was retained by the Adviser after payment of the subadvisory fee for the Real Estate Securities Trust.

OTHER INVESTMENT COMPANIES ADVISED BY COHEN & STEERS


     Cohen & Steers currently acts as adviser to two other registered investment companies having similar investment objectives and policies to those of the Real Estate Securities Trust. The size of each of these funds and the rate of Cohen & Steer's compensation for each fund are as follows:



FUND                                        ASSETS AS OF 12/31/00   FEE RATE
----                                        ---------------------   --------
Cohen & Steers Realty Shares, Inc.........     $1,312,189,481         0.85%*
Cohen & Steers Institutional Realty
  Shares, Inc. ...........................     $  616,299,493         0.75%*


---------------

* Advisory Fee.


MANAGEMENT AND CONTROL OF COHEN & STEERS

     Cohen & Steers is located at 757 Third Avenue, New York, New York 10017. Cohen & Steers has acted as an investment adviser since its organization in 1986 and is a leading U.S. manager of portfolios dedicated to investments in real estate investment trusts ("REITs"). Its clients include pension plans, endowment funds and mutual funds. Cohen & Steers is registered as an investment adviser under the Advisers Act.

     The principal executive officers and directors of Cohen & Steers and their principal occupations are shown below. The business address of each such person, unless otherwise stated, is 757 Third Avenue, New York, New York 10017.

                                 POSITION WITH
NAME AND ADDRESS                COHEN & STEERS       PRINCIPAL OCCUPATION
----------------                --------------       --------------------
Robert H. Steers...........  Director, Chairman     Chairman of Cohen &
                             and Secretary          Steers; President of
                                                    Cohen & Steers
                                                    Securities, Inc.
Martin Cohen...............  Director, President    President of Cohen &
                             and Treasurers         Steers; Vice President
                                                    of Cohen & Steers
                                                    Securities, Inc.

                                 POSITION WITH
NAME AND ADDRESS                COHEN & STEERS       PRINCIPAL OCCUPATION
----------------                --------------       --------------------
Gregory C. Clark...........  Director               President of
                                                    Wellspring
376 Mountain Laurel Drive                           Management Group
Aspen, CO 81611
George Grossman............  Director               Attorney at Law
17 Elm Place
Rye, NY 10580
Jeffrey H. Lynford.........  Director               Chairman of Wellsford
                                                    Group
610 Fifth Avenue                                    Inc.; Trustee of
                                                    Equity
New York, NY 10022                                  Residential Properties
                                                    Trust
Willard H. Smith, Jr.......  Director               Director of Essex
                                                    Property
5208 Renaissance Avenue                             Trust, Inc., Realty
                                                    Income
San Diego, CA 92122                                 Corporation, Highwoods
                                                    Properties, Inc., and
                                                    Willis Lease Finance
                                                    Corporation
Elizabeth O. Reagan........  Senior Vice President  Senior Vice President
                                                    of Cohen & Steers
Adam Derechin..............  Senior Vice President  Senior Vice President
                                                    of Cohen & Steers
Lawrence B. Stoller........  Senior Vice President  Senior Vice President
                             and General Counsel    and General Counsel of
                                                    Cohen & Steers

Martin Cohen and Robert Steers each own 50% of Cohen & Steers.

BROKERAGE TRANSACTIONS

     A description of the brokerage transactions for the Real Estate Securities Trust is set forth under "INFORMATION APPLICABLE TO EACH OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT AND THE COHEN & STEERS SUBADVISORY AGREEMENT" below.

PRIOR BOARD AND SHAREHOLDER APPROVAL OF THE MAC SUBADVISORY AGREEMENT

     The MAC Subadvisory Agreement was most recently approved by the Board of Trustees at a meeting held on April 5-6, 2001. The MAC Subadvisory

Agreement was most recently approved by shareholders of the Real Estate Securities Trust on December 20, 1996 in connection with the reorganization of the Real Estate Securities Trust as a series of the Trust.

                       INFORMATION APPLICABLE TO EACH OF
             THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT
                  AND THE COHEN & STEERS SUBADVISORY AGREEMENT

     The following information is applicable to the Advisory Agreement, the MAC Subadvisory Agreement and the Cohen & Steers Subadvisory Agreement and should be read in conjunction with Proposals 1, 2 and 3 and "NEW SUBADVISORY AGREEMENT WITH COHEN & STEERS CAPITAL MANAGEMENT, INC." above.

EXPENSES PAID BY THE TRUST

     The Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or subadvisers have agreed to pay pursuant to the Advisory or any of the subadvisory agreements. Expenses borne by the Trust include:

     - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

     - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

     - brokers' commissions;

     - issue and transfer taxes on securities transactions to which the Trust is a party;

     - taxes and fees payable by the Trust;

     - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

     - costs for printing annual and semi annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

TERMS OF THE ADVISORY AGREEMENT, THE MAC SUBADVISORY AGREEMENT AND THE COHEN & STEERS SUBADVISORY AGREEMENT

     Each of the Advisory Agreement, the MAC Subadvisory Agreement and the Cohen & Steers Subadvisory Agreement (collectively, the "Agreements") will initially continue in effect as to a Portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a Majority of the Outstanding Voting Securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Disinterested Trustees.

     Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

  Failure of Shareholders to Approve Continuance of an Agreement

     If the outstanding voting securities of any Portfolio fail to approve any continuance of an Agreement, the Adviser may continue to act as investment adviser or subadviser with respect to such Portfolio pending the required approval of the continuance of such Agreement or a new agreement with either the Adviser (or subadviser) or a different adviser (or subadviser), or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than (a) its actual costs incurred in furnishing investment advisory and management services to such portfolio or (b) the amount it would have received under the Advisory Agreement in respect of such Portfolio, whichever is less.

  Termination of the Agreements

     The Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the MAC Subadvisory Agreement and the Cohen & Steers Subadvisory Agreement. The following parties may terminate the Agreements:

     - the Trustees of the Trust;

     - a Majority of the Outstanding Voting Securities of the Trust, or with respect to any Portfolio, a Majority of the Outstanding Voting Securities of such Portfolio;

     - the Adviser,

     - in the case of the MAC Subadvisory Agreement, MAC; and

     - in the case of the Cohen & Steers Subadvisory Agreement, Cohen & Steers.

The Agreements will automatically terminate, without the payment of any penalty, in the event of their assignment. The MAC Subadvisory Agreement and the Cohen & Steers Subadvisory Agreement will automatically terminate in the event the Advisory Agreement between the Trust and Manulife Securities terminates for any reason.

  Amendments to the Agreements

     The Advisory Agreement and the MAC Subadvisory Agreement may be amended by the parties to the agreement provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of the Trust and by the vote of a majority of the Trustees of the Trust, including a majority of the Disinterested Trustees.

     The Cohen & Steers Subadvisory Agreement may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the Trustees of the Trust, including a majority of the Disinterested Trustees.

     Any required shareholder approval of any amendment shall be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve the amendment, even if the amendment may not have been approved by a Majority of the Outstanding Voting Securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

  Limitation of Liability

     Each Agreement provides that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall their private property be held for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of the Trust or any Portfolio. Only the assets belonging to the Trust or to a particular Portfolio with respect to which such obligation or claim arose, shall be liable.

PORTFOLIO BROKERAGE

     Pursuant to the subadvisory agreements for each of the Trust Portfolios, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The subadvisers have no formula for the distribution of the Trust's brokerage business; rather, they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

  Selection of Brokers or Dealers to Effect Trades

     In selecting broker/dealers through whom to effect transactions, the subadvisers will give consideration to a number of factors, including;

     - price, dealer spread or commission, if any,

     - the reliability, integrity and financial condition of the broker-dealer,

     - size of the transaction,

     - difficulty of execution, and

     - brokerage and research services provided.

     Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker/dealer might have charged for executing the same transaction.

  Soft Dollar Considerations

     In selecting brokers or dealers, the subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser. A subadviser may receive products or research that are used for both research and other purposes, such as administra-tion or marketing. In such case, the subadviser will make a good faith determination as to the position attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the subadviser.

     Brokerage and research services provided by brokers or dealers include advice, either directly or through publications or writings, as to:

     - the value of securities,

     - the advisability of purchasing or selling securities,

     - the availability of securities or purchasers or sellers of securities, and

     - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

     To the extent research services are used by the subadvisers in rendering investment advice to the Trust, such services would tend to reduce the subadvisers' expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers/dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the subadvisers.

  Sales Volume Considerations

     Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of contracts for which the broker or dealer or an affiliate thereof is responsible may be considered as a factor in the selection of such brokers or dealers. A higher cost broker or dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

     "Step Out" Transactions. A subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

  Brokerage Commissions Paid to Affiliated Brokers

     For the year ended December 31, 2000, the following brokers were affiliated brokers of the listed Portfolios.


BROKER                                PORTFOLIO           EXPLANATION
------                             ----------------       -----------
Buck Investment Services, Inc.     Balanced Trust    Affiliated brokers due
Dreyfus Financial Services Corp.                     to the position of
Dreyfus Investment Services Corp.                    Founders Asset
Dreyfus Service Corporation                          Management, LLC as
Mellon Financial Markets, Inc.                       subadviser to these
                                                     Portfolios.
None                               Real Estate       NA
                                   Securities Trust


     For the fiscal year ended December 31, 2000, the Trust paid brokerage commissions for the Balanced Trust and the Real Estate Securities Trust as noted below:

PORTFOLIO                     YEAR ENDED 12/31/00
---------                     -------------------
Balanced Trust..............      $  300,445*
Real Estate Securities
  Trust.....................      $1,418,559

---------------

* None of this amount was paid to affiliated brokers listed above.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The Trust does not have a principal underwriter or administrator since shares are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. However, Manulife Securities and an affiliated broker/dealer serve as principal underwriter of certain contracts issued by Manulife North America, Manulife New York, Manufacturers America and Manufacturers U.S.A.

                                             BY ORDER OF THE BOARD OF TRUSTEES

April 6, 2001
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A

                         MANUFACTURERS INVESTMENT TRUST
              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

     AMENDMENT made this 30th day of April, 2001, to the Amended and Restated Advisory Agreement dated January 1, 1996, as amended, and between Manufacturers Investment Trust, a Massachusetts business trust (the "Trust") and Manufacturers Securities Services, LLC, a Delaware limited liability company ("MSS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE IN APPENDIX A

     Appendix A to this Agreement is revised to reflect the increase in the advisory fee for the Real Estate Trust* as set forth in Appendix A to this Amendment.


2. EFFECTIVE DATE



     This Amendment shall become effective with respect to each Portfolio on the later of: (i) the date of its execution, and (ii) if applicable, the date of the meeting of shareholders (or sole shareholder, if applicable) of the Portfolio called for the purpose of voting on this Amendment, at which meeting this Amendment shall have been approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the Portfolio.*


---------------

* The shareholder meeting to approve the increase in the Real Estate Securities Trust advisory fee is scheduled for May 4, 2001.

                                             MANUFACTURERS INVESTMENT TRUST

                                             By:
                                                 -------------------------------

                                             MANUFACTURERS SECURITIES SERVICES,
                                             LLC
                                             By: The Manufacturers Life
                                                 Insurance
                                                  Company of North America,
                                                  its managing member

                                             By:
                                                 -------------------------------
                                                 James R. Boyle, President

                                             By:
                                                 -------------------------------
                                                 James D. Gallagher, Vice
                                                 President,
                                                 Secretary and General Counsel

                                   APPENDIX A

1. Real Estate Securities Trust: 0.80% of the first $200 million of current net assets of the Portfolio and 0.75% of the excess over $200 million.

     The Percentage Fee for each Portfolio shall be paid daily to the Adviser. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

                                                                       EXHIBIT B


                       AMENDMENT TO SUBADVISORY AGREEMENT
                       MANUFACTURERS ADVISER CORPORATION

     AMENDMENT made as of this 30th day of April, 2001 to the Subadvisory Agreement dated October 1, 1996 as amended (the "Agreement"), between Manufacturer's Securities Services, LLC, a Delaware limited partnership (formerly, NASL Financial Services, Inc.) (the "Adviser"), and Manufacturers Adviser Corporation, a Colorado corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX A

     Section 3 of the Agreement, "Compensation of Subadviser," is hereby amended:

     a. to eliminate the Real Estate Securities Portfolio;

     b. to add the Balanced Portfolio;

2.  EFFECTIVE DATE

     This Amendment shall become effective with respect to each portfolio on the later to occur of: (i) approval by shareholders of the portfolio (or sole shareholder in the case of a new created portfolio)*, (ii) approval of the Amendment by the Board of Trustees of Manufacturers Investment Trust, (iii) disclosure of the terms of the Amendment in the prospectus of the Manufacturers Investment Trust, and (iv) execution of the Amendment.

---------------

* In the case of the Balanced Portfolio, a shareholder meeting is scheduled for May 4, 2001 to consider approval of this Amendment as it applies to the Balanced Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                             MANUFACTURERS SECURITIES SERVICES,
                                             LLC
                                             By: The Manufacturers Life
                                                 Insurance Company of North
                                                 America, its managing member

                                             By:
                                                 -------------------------------
                                                 James R. Boyle, President

                                             By:
                                                 -------------------------------
                                                 James D. Gallagher, Vice
                                                 President,
                                                 Secretary and General Counsel

                                             Manufacturers Adviser Corporation

                                             By:
                                                 -------------------------------
                                                 Felix Chee, President

                                             By:
                                                 -------------------------------
                                                 James D. Gallagher, Secretary

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

     1. Balanced Portfolio: .250% of the first $50,000,000, .200% between $50,000,000 and $200,000,000, .150% between $200,000,000 and
        $500,000,000 and .150% on the excess over $500,000,000 of the average daily value of the net assets of the Portfolio.

     The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                                                       EXHIBIT C

                         MANUFACTURERS INVESTMENT TRUST
                             SUBADVISORY AGREEMENT

     AGREEMENT made this 30th day of April, 2001, between Manufacturers Securities Services, LLC, a Delaware limited liability company (the "Adviser"), and Cohen & Steers Capital Management, Inc., a New York (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of Manufacturers Investment Trust (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

     v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the

   "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3. COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4. LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5. CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

6. REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7. DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company
Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

     a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

     c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9. SERVICES TO OTHER CLIENTS

     The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10. AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11. ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

12. HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13. NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the

           [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA]
              [THE MANUFACTURERS LIFE INSURANCE OMPANY OF NEW YORK] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA]

                            VOTING INSTRUCTIONS FORM

           VOTING PURSUANT TO THESE INSTRUCTIONS WILL BE AS SPECIFIED

     IF NO SPECIFICATION IS MADE AS TO AN ITEM, VOTING WILL BE FOR SUCH ITEM. A SEPARATE VOTING INSTRUCTION FORM IS PROVIDED FOR EACH MANUFACTURERS INVESTMENT TRUST PORTFOLIO IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF MARCH 6, 2001. PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     VOTING INSTRUCTIONS MUST BE RECEIVED BY MAY 3, 2001 TO BE VOTED FOR THE MEETING TO BE HELD ON MAY 4, 2001.

[NAME OF THE PORTFOLIO]

     THESE VOTING INSTRUCTIONS ARE SOLICITED BY [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF MANUFACTURERS INVESTMENT TRUST.

     The undersigned hereby instructs [The Manufacturers Life Insurance Company of North America] [The Manufacturers Life Insurance Company of New York] [The Manufacturers Life Insurance Company of America] to vote the shares of Manufacturers Investment Trust (the "Trust") attributable to his or her contract at the Special Meeting of Shareholders to be held at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., May 4, 2001, and any adjournments thereof, as indicated below.


Date:___________________________
sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14. SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15. GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16. LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.